Subsequent Events	6 Months Ended
Jun. 30, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 7 - Subsequent Events

a.	On August 6, 2024, the Company entered into a securities purchase agreement with certain investors, which include members of the Company’s senior management and existing investors. The Company agreed to sell an aggregate of 800,000 ordinary shares and warrants to purchase an aggregate of 800,000 ordinary shares (the “Warrants”), at a combined purchase price of $0.75 per share and accompanying Warrant.

Each Warrant was immediately exercisable upon issuance and has a 5-year term from the issuance date. The exercise price of each Warrant is $0.75 per share, subject to adjustment as set forth therein. The Warrants may be exercised on a cashless basis if at the time of exercise thereof there is no effective registration statement registering the ordinary shares underlying the Warrants.

b.	On August 16, 2024, the Company entered into a Capital on Demand Sales Agreement (the “Sales Agreement”) with JonesTrading Institutional Services LLC, as sales agent (the “Sales Agent”), pursuant to which the Company may offer and sell, from time to time, to or through the Sales Agent, ordinary shares, having an aggregate offering price of up to gross sale proceeds of up to $2,524,437.

c.	On August 25, 2024, the Company received a written notice from The Nasdaq Stock Market (“Nasdaq”) with respect to the Company’s stockholders’ equity falling below the required minimum of $2,500,000, stating that the Nasdaq Hearings Panel has granted the Company’s request for an exception to continue its listing on the Nasdaq Capital Market until October 31, 2024.